Financial Instruments	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
Fair Value Measurement and Measurement Inputs, Recurring and Nonrecurring	Fair Value MeasurementsThe following methods and assumptions were used to estimate the fair value of each class of financial instrument:
Cash and cash equivalents and restricted cash – The fair value of the Company’s cash and cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.
Interest rate swap agreements, foreign currency forward contracts and cross currency swap agreements – The fair value of these derivative instruments of the Company is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Company and the derivative counterparties. The estimated amount is the present value of future cash flows. The Company transacts all of these derivative instruments through investment-grade rated financial institutions at the time of the transaction. The Company's interest rate swap agreements do not require the Company to provide cash collateral to these institutions; however, cash collateral may be required by certain institutions on some of the Company's cross currency swap agreements and as at December 31, 2022, the Company had pledged $5.2 million cash as collateral (December 31, 2021 – $2.9 million), which has been recorded as restricted cash – current on the Company's consolidated balance sheets. Given the current volatility in the credit markets, it is reasonably possible that the amount recorded as a derivative asset or liability could vary by a material amount in the near term. Minor changes to the forward interest curves and forward foreign exchange rates used as inputs to the valuations may have a significant effect on the fair value of these derivative instruments.
Long-term debt – The fair values of the Company’s fixed-rate and variable-rate long-term debt are either based on quoted market prices or estimated by the Company using discounted cash flow analyses based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.
Long-term obligations related to finance leases – The fair values of the Company's long-term obligations related to finance leases are estimated by the Company using discounted cash flow analyses, based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Company.
The Company categorizes the fair value estimates by a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:
Level 1.Observable inputs such as quoted prices in active markets;
Level 2.Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and
Level 3.Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.
The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Company’s financial instruments that are not accounted for at a fair value on a recurring basis.

		December 31, 2022		December 31, 2021
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $
Recurring:
Cash and cash equivalents and restricted cash (note 15a)	Level 1	265,946	265,946	142,057	142,057
Derivative instruments (note 13)
Interest rate swap agreements – assets	Level 2	51,046	51,046	3,896	3,896
Interest rate swap agreements – liabilities	Level 2	(291)	(291)	(26,802)	(26,802)
Foreign currency contracts	Level 2	398	398	—	—
Cross currency swap agreements – assets	Level 2	3,263	3,263	4,201	4,201
Cross currency swap agreements – liabilities	Level 2	(23,041)	(23,041)	(14,654)	(14,654)
Non-recurring:
Vessel held for sale (note 19b)	Level 2	63,120	63,120	9,813	9,813
Equity-accounted joint ventures (note 7a(iii))	Level 2	—	—	10,418	10,418
Equity-accounted joint ventures (note 7a(v))	Level 3	279,561	279,561	—	—
Other:
Loans to equity-accounted joint ventures (note 7)	(i)	88,519	(i)	115,637	(i)
Long-term debt – public (note 10)	Level 1	(286,971)	(288,448)	(317,860)	(325,873)
Long-term debt – non-public (note 10)	Level 2	(1,117,474)	(1,111,728)	(1,061,782)	(1,093,400)
Obligations related to finance leases (note 5)	Level 2	(1,697,080)	(1,665,094)	(1,268,990)	(1,332,044)
(i)The advances to equity-accounted joint ventures together with the Company’s equity investments in the joint ventures form the net aggregate carrying value of the Company’s interests in the joint ventures in these consolidated financial statements. The fair values of the individual components of such aggregate interests are not determinable.

Credit Loss, Financial Instrument	Credit Losses
As at December 31, 2022, the Company's exposure to potential credit losses under Accounting Standards Codification 326, Financial Instruments–Credit Losses (or ASC 326) included its three (December 31, 2021 – three) direct financing leases, one (December 31, 2021 – two) of its loans to equity-accounted joint ventures and its guarantees of its proportionate share of secured loan facilities and finance leases of three (December 31, 2021 – four) of its equity-accounted joint ventures. In addition, the Company's exposure to potential credit losses within its equity-accounted joint ventures under ASC 326 primarily includes direct financing and sales-types leases for 14 LNG carriers within its 50/50 joint venture with China LNG Shipping (Holdings) Limited (or China LNG) (or the Yamal LNG Joint Venture); its 40% ownership interest in Teekay Nakilat (III) Corporation (or the RasGas III Joint Venture); its 33% ownership interest in a joint venture with NYK Energy Transport (or NYK) and Mitsui & Co. Ltd. (or the Angola Joint Venture); and one floating storage unit (or FSU) and an LNG regasification terminal joint venture within Bahrain LNG W.L.L (or the Bahrain LNG Joint Venture) (see Note 7a). At December 31, 2021, the Company's exposure to potential credit losses within its equity-accounted joint ventures under ASC 326 also included direct financing and sales-types leases to four LNG carriers within its joint venture with China LNG, CETS Investment Management (HK) Co. Ltd. and BW Investments Pte. Ltd (or the Pan Union Joint Venture).
The following table includes the amortized cost basis of the Company’s direct interests in financing receivables and net investment in direct financing leases by class of financing receivables and by period of origination and their associated credit quality as at December 31, 2022 and 2021.

		As at December 31,
		2022		2021
	Period of Origination	Credit Quality Grade (i)	Amortized Cost Basis $	Credit Quality Grade (i)	Amortized Cost Basis $

Direct financing leases
Tangguh Hiri and Tangguh Sago	2017 and prior	Performing	305,957	Performing	319,799
Seapeak Bahrain (formerly Bahrain Spirit)	2018	Performing	206,930	Performing	209,569
			512,887		529,368
Loans to equity-accounted joint ventures
Exmar LPG Joint Venture	2017 and prior	—	—	Performing	32,266
Bahrain LNG Joint Venture	2017 and prior	Performing	88,519	Performing	83,371
			88,519		115,637
			601,406		645,005
(i)The Company's credit quality grades are based on internal risk credit ratings whereby a credit quality grade of performing is consistent with a low likelihood of loss. The Company assesses the credit quality of its direct financing leases on whether there are no past due payments (30 days late), no concessions granted to the counterparties and whether the Company is aware of any other information that would indicate that there is a material increase of likelihood of loss. The same policy is applied by the equity-accounted joint ventures. The Company assesses the credit quality of its loan to the Bahrain LNG Joint Venture based on whether there are any past due payments from the Bahrain LNG Joint Venture’s primary customer, whether the Bahrain LNG Joint Venture has granted any concessions to its primary customer and whether the Company is aware of any other information that would indicate that there is a material increase of likelihood of loss. As at December 31, 2022 and 2021, all direct financing and sales-type leases held by the Company and the Company’s equity-accounted joint ventures had a credit quality grade of performing.
Changes in the Company's allowance for credit losses for the years presented in these consolidated financial statements are as follows:

	Direct financing leases (i) $	Direct financing and sales-type leases and other within equity-accounted joint ventures (i) $	Loans to equity-accounted joint ventures (ii) $	Guarantees of debt (iii) $	Total $
As at January 1, 2020	15,055	36,292	3,714	2,139	57,200
Provision for (reversal of) potential credit losses	15,122	18,645	1,012	(59)	34,720
As at December 31, 2020	30,177	54,937	4,726	2,080	91,920
Provision for (reversal of) potential credit losses	3,823	3,363	(626)	(380)	6,180
As at December 31, 2021	34,000	58,300	4,100	1,700	98,100
Reversal of potential credit losses	(7,800)	(21,700)	(1,200)	(400)	(31,100)
As at December 31, 2022	26,200	36,600	2,900	1,300	67,000
(i)The credit loss provision related to the lease receivable component of the net investment in direct financing and sales-type leases is based on an internal historical loss rate, as adjusted when asset specific risk characteristics of the existing lease receivables at the reporting date are not consistent with those used to measure the internal historical loss rate and as further adjusted when management expects current conditions and reasonable and supportable forecasts to differ from the conditions that existed to measure the internal historical loss rate. During the years presented in these consolidated financial statements, two LNG project counterparties maintained investment grade credit ratings. As such, at December 31, 2022, the internal historical loss rate used to determine the credit loss provision was adjusted downwards to reflect a lower risk for one of these LNG projects
(January 1, 2020, December 31, 2020 and December 31, 2021 – two LNG projects) at such dates compared to the average LNG project used to determine the internal historical loss rate. In addition, the internal historical loss rate was adjusted upwards for (a) one LNG project to reflect a lower credit rating for the counterparty, including consideration of the critical infrastructure nature of LNG production, and (b) a second LNG project to reflect a larger potential risk of loss upon potential default as the vessels servicing this project have fewer opportunities for redeployment compared to the Company’s other LNG carriers. The credit loss provision for the residual value component is based on a reversion methodology whereby the current estimated fair value of the vessel as depreciated to the end of the charter contract is compared to the expected carrying value, with such potential gain or loss on maturity being included in the credit loss provision in increasing magnitude on a straight-line basis the closer the contract is to its maturity. Risks related to the net investments in direct financing and sales-type leases consist of risks related to the underlying LNG projects and demand for LNG carriers at the end of the time-charter contracts.
The change in credit loss provision of $(7.8) million for the Company's consolidated vessels for the year ended December 31, 2022 ($3.8 million during 2021 and $15.1 million during 2020) was included in other expense in the Company's consolidated statements of income. The change in credit loss provision for the year ended December 31, 2022 primarily reflects an increase in the estimated charter-free valuations for certain types of its LNG carriers at the end of their time-charter contract which are accounted for as direct financing leases in the Company's consolidated balance sheets. These estimated future charter-free values are subject to change based on the underlying LNG shipping market fundamentals.
The change in credit loss provision of $(21.7) million for the year ended December 31, 2022 ($3.4 million during 2021 and $18.6 million during 2020) relating to the direct financing and sales-type leases and other within the Company's equity-accounted joint ventures was included in equity income in the Company's consolidated statements of income. The change in credit loss provision for the year ended December 31, 2022 primarily reflects an increase in the estimated charter-free valuations for certain types of LNG carriers at the end of their time-charter contract, which are accounted for as direct financing and sales-type leases within investments in equity-accounted joint ventures in the Company's consolidated balance sheets.
The changes in the credit loss provision for the Company's consolidated vessels and the vessels within the Company's equity-accounted joint ventures for the year ended December 31, 2022 do not reflect any material change in expectations of the charterers' ability to make their time-charter hire payments as they come due compared to the beginning of the year.
(ii)The determination of the credit loss provision for such loans is based on their expected duration and on an internal historical loss rate of the Company and its affiliates, as adjusted when asset specific risk characteristics of the existing loans at the reporting date are not consistent with those used to measure the internal historical loss rate and as further adjusted when management expects current conditions and reasonable and supportable forecasts to differ from the conditions that existed to measure the internal historical loss rate. These two loans rank behind secured debt in each equity-accounted joint venture. As such, they are similar to equity in terms of risk. The Exmar LPG Joint Venture owns and charters-in liquefied petroleum gas (or LPG) carriers with a primary focus on mid-size gas carriers. Their vessels trade on the spot market or short-term charters. Adverse changes in the spot market for mid-size LPG carriers, as well as operating costs for such vessels, could have impacted the ability of the Exmar LPG Joint Venture to repay its loan to the Company. During the year ended December 31, 2022, the loan to the Exmar LPG Joint Venture was repaid in full and the carrying value of the associated credit loss provision was $nil at December 31, 2022. The Bahrain LNG Joint Venture owns an LNG receiving and regasification terminal in Bahrain. The ability of Bahrain LNG Joint Venture to repay its loan to the Company is primarily dependent upon the Bahrain LNG Joint Venture’s customer, a company owned by the Kingdom of Bahrain, fulfilling its obligations under the 20-year agreement, as well as the Bahrain LNG Joint Venture’s ability to operate the terminal in accordance with the agreed upon operating criteria.
(iii)The determination of the credit loss provision for such guarantees was based on a probability of default and loss given default methodology. In determining the overall estimated loss from default as a percentage of the outstanding guaranteed share of secured loan facilities and finance leases, the Company considers current and future operational performance of the vessels securing the loan facilities and finance leases and current and future expectations of the proceeds that could be received from the sale of the vessels securing the loan facilities and finance leases in comparison to the outstanding principal amount of the loan facilities and finance leases if the Company was required to fulfill its obligations under the guarantees. See Note 7d relating to the guarantees the Company provides for its equity-accounted joint ventures.